Federated Clover Small Value Fund
A Portfolio of Federated Equity Funds
CLASS A SHARES (TICKER VSFAX)
CLASS C SHARES (TICKER VSFCX)
CLASS R SHARES (TICKER VSFRX)
INSTITUTIONAL SHARES (TICKER VSFIX)

SUPPLEMENT TO PROSPECTUS DATED november 30, 2013
Under the heading entitled “Fund Management,” please add the following:
“Martin A. Jarzebowski, Portfolio Manager, has managed the Fund since June 2014.”
Under the heading entitled “Portfolio Management Information,” please add the following:
“Martin A. Jarzebowski, Portfolio Manager, has managed the Fund since June 2014. He is an Assistant Vice President of a Federated advisory subsidiary and is jointly responsible for the day-to-day management of the Fund. Prior to joining Federated in 2008, Mr. Jarzebowski was employed with Clover Capital Management, Inc., serving as an Analyst, since 2007. Previously, he worked for McMaster-Carr as a Senior Operations Manager, since 2004. Mr. Jarzebowski received a B.S. in Applied Economics & Management from Cornell University and an M.S. in Corporate Law & Accounting from the London School of Economics.”
June 27, 2014
Federated Clover Small Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452247 (6/14)
Federated Clover Small Value Fund
A Portfolio of Federated Equity Funds
CLASS A SHARES (VSFAX)
CLASS C SHARES (VSFCX)
CLASS R SHARES (VSFRX)
INSTITUTIONAL SHARES (VSFIX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED November 30, 2013
Under the heading entitled “Portfolio Manager Information,” please add the following:
“The following information for Martin Jarzebowski is provided as of June 25, 2014.
Martin Jarzebowski, Portfolio Manager
Types of Accounts Managed By Martin Jarzebowski	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	2 / $670.2 million
Other Pooled Investment Vehicles	0 / $0
Other Accounts	25 / $306.7 million

* None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Martin Jarzebowski is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated “Strategies.” The annual incentive amount is based on the current calendar year asset-weighted composite IPP of each Strategy, which is measured on a rolling 1, 3 and 5 calendar year pre-tax gross total return basis vs. the designated peer group of comparable accounts and vs. the Strategy's benchmark (i.e., Russell 2000 Value Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.''
June 27, 2014

Federated Clover Small Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452248 (6/14)